UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-33999	95-3848122
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

315 Manitoba Avenue – Suite 200
Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01– Regulation FD Disclsoure.

          On April 14, 2010, Northern Oil and Gas, Inc. (“Northern Oil”) issued a press release announcing the pricing of the Offering described in Item 8.01 of this Current Report on Form 8-K below. A copy of this press release is furnished as Exhibit 99.1 to this Current Report. The information set forth in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 8.01– Other Events.

          On April 14, 2010, Northern Oil entered into an underwriting agreement with Canaccord Adams, Inc., as lead underwriter representing the several underwriters identified in Schedule I thereto. Pursuant to the underwriting agreement, Northern Oil agreed to sell and the underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed in the underwriting agreement, 5,000,000 shares of the Company’s common stock, par value $0.001 per share, at a price per share of $15.00 to the public, less an underwriting discount of $0.60 per share. The underwriters also have an option to purchase up to 750,000 additional shares of common stock at the same price per share to cover over-allotments. The underwriting agreement is filed as Exhibit 1.1 to this Current Report and is incorporated by reference into this Item 8.01. The closing for the Offering is expected to take place on or before April 20, 2010, subject to the satisfaction of customary closing conditions.

          The shares of common stock to be sold pursuant to the underwriting agreement were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-158320), which the Securities and Exchange Commission declared effective on May 21, 2009.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Decription
1.1	Underwriting Agreement, dated April 14, 2010, between Northern Oil and Gas, Inc. and Canaccord Adams, Inc., Canaccord Financial Ltd. and C.K. Cooper & Company, Inc.
99.1	Press Release dated April 14, 2010

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHERN OIL AND GAS, INC.

Date: April 15, 2010	By	/s/ Michael L. Reger
Michael L. Reger, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title of Document	Method of Filing

1.1	Underwriting Agreement, dated April 14, 2010, between Northern Oil and Gas, Inc. and Canaccord Adams, Inc., Canaccord Financial Ltd. and C.K. Cooper & Company, Inc.	Filed Electronically
99.1	Press Release dated April 14, 2010	Furnished Electronically